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                                                                    EXHIBIT 10.2


                               SECOND AMENDMENT

                                    TO THE

                       CHAMPION INTERNATIONAL CORPORATION

                      EXECUTIVE LIFE INSURANCE PLAN #700




Pursuant to Section M of the Champion International Corporation Executive Life
                         ------------------------------------------------------
Insurance Plan #700 (the "Plan"), the Plan is hereby amended, effective January
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1, 1996, as follows:

                     FIRST: Section B.4. of the Plan is amended by adding the words "earned during the Plan Year but not yet paid provided that the calculation using such earned bonuses in lieu of paid bonuses for each and every year results in greater earnings for benefit determination purposes" after the words "(except special bonus awards)" wherein they appear.


                     SECOND: Section B.5. of the Plan is amended as follows:

                                "5. 'Employee' means, except as provided in
                                 Section D, an employee of the Company who is a Vice President or a key executive at the compensation level of Grade 20 or higher."


IN WITNESS WHEREOF, the undersigned, on behalf of the Pension and Employee Benefits Committee of Champion International Corporation, has executed this Amendment as evidence of its adoption at a meeting of said Committee held on April 26, 1996, and the Chief Executive Officer of Champion International Corporation has subscribed his written approval of this Amendment this 17th day of July, 1996.


                                                      /s/ William C. Foster
                                                      --------------------------
                                                      William C. Foster
                                                      Senior Associate Counsel-
                                                      Human Resources





/s/ Andrew C. Sigler
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Andrew C. Sigler
Chief Executive Officer